Exhibit 99.1

INCREMENTAL FACILITY AMENDMENT TO CREDIT AGREEMENT

INCREMENTAL FACILITY AMENDMENT, dated as of September 26, 2009 (this “Amendment”), to the Credit Agreement, dated as of January 28, 2008 and amended by that certain Amendment and Waiver dated as of June 3, 2009 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among Harrah’s Operating Company, Inc., a Delaware corporation (the “Borrower”), Hamlet Merger Inc., a Delaware corporation (“Holdings,” which was merged on January 28, 2008 with and into Harrah’s Entertainment, Inc.), the lenders from time to time party thereto (the “Lenders”), Bank of America, N.A., as administrative agent and collateral agent (in such capacity, the “Administrative Agent”), and the other parties named therein.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Incremental Lenders (as defined below) provide Incremental Term Loans pursuant to Section 2.21 of the Credit Agreement in the form of Other Term Loans in an aggregate principal amount of $1,000,000,000.

WHEREAS, the Incremental Lenders are willing to provide such Incremental Term Loans to the Borrower pursuant to the terms and subject to the conditions set forth herein.

WHEREAS, with respect to such Incremental Term Loans, (x) Banc of America Securities LLC (“BAS”) and Citigroup Global Markets Inc. (“CGMI”) will act as the joint lead arrangers, (y) BAS, CGMI, Credit Suisse Securities (USA) LLC (“Credit Suisse”), Deutsche Bank Securities Inc. (“DBSI”) and J.P. Morgan Securities Inc. (“JPMorgan”) will act as the joint bookrunners, and (z) Goldman Sachs Credit Partners L.P. (“GSCP”) and Morgan Stanley Senior Funding, Inc. (“MSSF,” and together with BAS, CGMI, Credit Suisse, DBSI, JPMorgan and GSCP, the “Incremental Arranging Parties”) will act as co-managers.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Definitions

Section 1.1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires. As used in this Amendment, the following terms have the meanings specified below.

“Amendment Transactions” shall mean the execution and delivery of this Amendment and the Reaffirmation Agreement (as defined in Section 4.1(f) hereof) by each Person party hereto or thereto, the satisfaction of the conditions to the effectiveness hereof and thereof and the consummation of the transactions contemplated hereby and thereby.

“Fee Letter” shall mean the Fee Letter dated September 26, 2009, by and among the Borrower, the Incremental Arranging Parties and the other parties party thereto.

“Incremental Lenders” shall mean the persons listed on Schedule 1 hereto (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04 of the Credit Agreement), as well as any person that becomes an “Incremental Lender” hereunder pursuant to Section 9.04 of the Credit Agreement.

“Incremental Effective Date” shall mean the date on which all the conditions set forth or referred to in Section 4.1 hereof shall have been satisfied (or waived by each of the Incremental Lenders).

“Term B-4 Loan Commitment” shall mean, with respect to each Incremental Lender, the commitment of such Incremental Lender to make Term B-4 Loans hereunder on the Incremental Effective Date. The principal amount of each Incremental Lender’s Term B-4 Loan Commitment is set forth on Schedule 1 hereto, or in the Assignment and Acceptance pursuant to which such Incremental Lender shall have assumed its Term B-4 Loan Commitment, as applicable. The aggregate amount of the Term B-4 Loan Commitments of all Incremental Lenders as of the date of this Amendment is $1,000,000,000.

“Term B-4 Loans” shall mean the loans made pursuant to Section 2.1 of this Amendment.

“Ticking Fee” shall have the meaning assigned to such term in Section 4.2 of this Amendment.

ARTICLE II

Commitment

Section 2.1. Commitment. Subject to the terms and conditions set forth herein, each Incremental Lender agrees to make Term B-4 Loans to the Borrower on the Incremental Effective Date in a principal amount not to exceed such Incremental Lender’s Term B-4 Loan Commitment in accordance with the applicable procedures set forth in Article II of the Credit Agreement. The Borrower agrees to pay to each Incremental Lender on the Incremental Effective Date a closing fee equal to 2.50% (the “Closing Fee”) of such Incremental Lender’s Term B-4 Loan made on the Incremental Effective Date. Such Closing Fee will be in all respects fully earned, due and payable on the Incremental Effective Date and nonrefundable and non-creditable thereafter. The Borrower authorizes each such Incremental Lender to satisfy the Borrower’s obligation to pay such Closing Fee to such Incremental Lender by such Incremental Lender deducting the amount of such Closing Fee from the principal amount of the Term B-4 Loan disbursed on the Incremental Effective Date by such Incremental Lender and by such Incremental Lender retaining the amount so deducted for such Incremental Lender’s own account. The payment of such Closing Fee shall not reduce the principal amount of the Term B-4 Loan made by such Incremental Lender, and the disbursement of the proceeds of such Term B-4 Loan, exclusive of the amount of such Closing Fee, shall satisfy such Incremental Lender’s Term B-4 Loan Commitment relating thereto in full. Unless previously terminated, the Term B-4 Loan Commitments shall terminate at 5:00 p.m., New York City time, on the earlier of (x) the Incremental Effective Date and (y) November 13, 2009.

ARTICLE III

Amendments

Effective as of and subject to the occurrence of the Incremental Effective Date:

Section 3.1. Amendments to Section 1.01.

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

“Incremental Amendment” shall mean the Incremental Facility Amendment, dated as of September 26, 2009, among the Borrower, Holdings, the Incremental Lenders party thereto and the Administrative Agent.

“Incremental Effective Date” shall have the meaning assigned to such term in Section 1.1 of the Incremental Amendment.

“Repaid Term B-4 Loans” shall have the meaning assigned to such term in Section 2.11(a)(iv).

“Term B-4 Applicable Premium” shall mean, as of any date upon which a prepayment is payable pursuant to Section 2.11(a)(iv), the present value at such date, computed using a discount rate equal to the Term B-4 Treasury Rate plus 50 basis points, of the sum of (x) the prepayment premium that would be payable on October 15, 2011 with respect to the applicable Repaid Term B-4 Loans plus (y) all interest that would accrue (assuming the Borrower had selected consecutive three-month Interest Periods) on the applicable Repaid Term B-4 Loans from such date to October 15, 2011, computed using an interest rate for the Repaid Term B-4 Loans equal to the sum of (i) the greater of (x) the Eurocurrency Rate for an Interest Period of three months commencing on such date and (y) 2.0% plus (ii) the Applicable Margin in effect on such date for Term B-4 Loans that are Eurocurrency Term Loans.

“Term B-4 Borrowing” shall mean a Borrowing comprised of Term B-4 Loans.

“Term B-4 Facility” shall mean the Term B-4 Loan Commitments and the Term B-4 Loans made pursuant to Section 2.1 of the Incremental Amendment.

“Term B-4 Facility Maturity Date” shall mean October 31, 2016.

“Term B-4 Loan Commitment” shall have the meaning assigned to such term in Section 1.1 of the Incremental Amendment.

“Term B-4 Loan Installment Date” shall have the meaning assigned to such term in Section 2.10(a)(iv).

“Term B-4 Loans” shall have the meaning assigned to such term in Section 1.1 of the Incremental Amendment.

“Term B-4 Treasury Rate” shall mean, at any date, the yield to maturity as of such date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to such date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such date to October 15, 2011; provided, however, that if the period from such date to October 15, 2011 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.

(b) The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended by (i) inserting the text “and (iv) with respect to any Term B-4 Loan, 7.50% per annum in the case of any Eurocurrency Loan and 6.50% per annum in the case of any ABR Loan” immediately following clause (iii) in such definition, (ii) replacing the text “and” immediately preceding the text “(iii)” set forth therein with a comma and (iii) inserting the text “(other than Term B-4 Loans)” immediately after the last occurrence of the word “Loans” in such definition.

(c) The definition of “Class” in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “Term B-4 Loans,” immediately following the occurrence of the text “Term B-3 Loans,” set forth therein and is hereby further amended by inserting the text “a Term B-4 Loan Commitment,” immediately following the occurrence of the text “a Term B-3 Loan Commitment,” set forth therein.

(d) The definition of “Commitments” in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “(including, without limitation, any Term B-4 Loan Commitment)” immediately following the occurrence of the text “Incremental Term Loan Commitment” set forth therein.

(e) The definition of “Facility” in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “including, without limitation, the Term B-4 Facility” immediately at the end of such definition.

(f) The definition of “First Lien Net Proceeds Prepayment Offer” in Section 1.1 of the Credit Agreement is hereby amended by (x) inserting the text “and/or Term B-4 Loans” immediately after the occurrence of the phrase “Term B-3 Loans” set forth therein and (y) replacing the text “(ii) through (iv)” set forth therein with the text “(ii), (iii), (iv) and (vi)”.

(g) The definition of “Incremental Term Loan Installment Date” is hereby amended by replacing the text “(iv)” set forth therein with the text “(v)”.

(h) The definition of “Incremental Term Loans” in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “and” immediately preceding the text “Term B-3 Loans” set forth therein and inserting the text “and Term B-4 Loans” immediately following the occurrence of the text “Term B-3 Loans” set forth therein.

(i) The definition of “Loans” in Section 1.1 of the Credit Agreement is hereby amended by replacing the phrase “(if any)” with “(including, without limitation, Term B-4 Loans)”.

(j) The definition of “Term Borrowing” in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “(including any Term B-4 Borrowing)” immediately following the occurrence of the text “Incremental Term Borrowing” set forth therein.

(k) The definition of “Term Facility” in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “, Term B-4 Facility” immediately following the occurrence of the text “Term B-3 Facility” set forth therein.

(l) The definition of “Term Loan Installment Date” in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “, Term B-4 Loan Installment Date” immediately following the occurrence of the text “Term B-3 Loan Installment Date” set forth therein and inserting the word “other” immediately prior to the text “Incremental Term Loan Installment Date” set forth therein.

(m) The definition of “Term Loans” in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “(including, without limitation, the Term B-4 Loans)” immediately following the occurrence of the text “Incremental Term Loans” set forth therein.

Section 3.2. Amendments to Section 2.03. Section 2.03(i) of the Credit Agreement is hereby amended by inserting the text “, Term B-4 Loans” immediately following the occurrence of the text “Term B-3 Loans” set forth therein.

Section 3.3. Amendments to Section 2.10.

(a) Section 2.10(a) of the Credit Agreement is hereby amended by (i) renumbering the existing clause “(iv)” as clause “(v)”, (ii) renumbering the existing clause “(v)” as clause “(vi)” and (iii) inserting the following new clause as clause (iv) in such Section:

“(iv) the Borrower shall repay Term B-4 Borrowings on each date set forth below or, if such date is not a Business Day, the next preceding Business Day (each such date being referred to as a “Term B-4 Loan Installment Date”), in the aggregate principal amount equal to the amount set forth opposite such Term B-4 Loan Installment Date:

Date	Amount of Term B-4 Borrowings to Be Repaid
March 31, 2010	$2,500,000
June 30, 2010	$2,500,000
September 30, 2010	$2,500,000
December 31, 2010	$2,500,000
March 31, 2011	$2,500,000
June 30, 2011	$2,500,000
September 30, 2011	$2,500,000
December 31, 2011	$2,500,000
March 31, 2012	$2,500,000
June 30, 2012	$2,500,000
September 30, 2012	$2,500,000
December 31, 2012	$2,500,000
March 31, 2013	$2,500,000
June 30, 2013	$2,500,000
September 30, 2013	$2,500,000
December 31, 2013	$2,500,000
March 31, 2014	$2,500,000
June 30, 2014	$2,500,000
September 30, 2014	$2,500,000
December 31, 2014	$2,500,000
March 31, 2015	$2,500,000
June 30, 2015	$2,500,000
September 30, 2015	$2,500,000
December 31, 2015	$2,500,000
March 31, 2016	$2,500,000
June 30, 2016	$2,500,000
September 30, 2016	$2,500,000
Term B-4 Facility Maturity Date	$932,500,000

(b) Section 2.10(a) of the Credit Agreement is hereby further amended by (x) deleting the text “and” at the end of clause (v), (y) replacing the period at the end of clause (vi) with the text “; and” and (z) inserting the following clause as a new clause (vii):

“(vii) to the extent not previously paid, outstanding Term B-4 Loans shall be due and payable on the Term B-4 Facility Maturity Date.”

(c) Section 2.10(c)(iii) of the Credit Agreement is hereby amended by inserting the text “or Term B-4 Loans” immediately after the first occurrence of “Term B-3 Loans” set forth therein and by inserting the text “or Term B-4 Loans, respectively,” after the second occurrence of “Term B-3 Loans” set forth therein.

Section 3.4. Amendments to Section 2.11.

(a) Section 2.11(a)(i) of the Credit Agreement is hereby amended by deleting the text “(except as provided in clauses (ii) and (iii) of this Section 2.11(a)” and replacing it with the following text:

“(except as provided in clauses (ii), (iii) and (iv) of this Section 2.11(a)”

(b) Section 2.11(a) of the Credit Agreement is hereby amended by inserting the following new clause as clause (iv) at the end of such Section:

“(iv) In the event that any Term B-4 Loans are repaid (other than pursuant to Section 2.11(g) or (h) or pursuant to a Permitted Loan Purchase) or any Term B-4 Loans are assigned pursuant to Section 2.19(c) in connection with an amendment to this Section 2.11(a)(iv) or the definition of Term B-4 Applicable Premium (the “Repaid Term B-4 Loans”) prior to October 15, 2013 in whole or in part (other than pursuant to Section 2.10(a) or Section 2.11(c)), the Borrower shall pay to the Lenders having such Repaid Term B-4 Loans a prepayment premium equal to:

(A) if the date of such prepayment or assignment occurs after the Incremental Effective Date but prior to October 15, 2011, the Term B-4 Applicable Premium as of the date of such prepayment or assignment, provided that prior to October 15, 2011, the Borrower may, at its option, on one or more occasions, repay up to 35% of the aggregate principal amount of the Term B-4 Loans subject to a prepayment premium on the principal amount of Term B-4 Loans being prepaid equal to the sum of (i) the greater of (x) the Eurocurrency Rate for an interest period of three months commencing on such date and (y) 2.0% plus (ii) the Applicable Margin for Term B-4 Loans that are Eurocurrency Term Loans in effect on such date, plus accrued and unpaid interest thereon to the date of such repayment, with the net cash proceeds of one or more offerings of Qualified Equity Interests, provided that (x) at least 50% of the original aggregate principal amount of Term B-4 Loans remains outstanding immediately after the occurrence of each such repayment and (y) each such repayment occurs within 90 days of the date of receipt of the equity proceeds so utilized,

(B) 5.0%, if the date of such prepayment or assignment occurs after October 15, 2011 but prior to October 15, 2012, and

(C) 3.0%, if the date of such prepayment or assignment occurs after October 15, 2012 but prior to October 15, 2013.

(c) Section 2.11(h)(i) of the Credit Agreement is hereby amended by (i) deleting the text “(other than Term B-3 Loans)” from clause (y) of such Section and replacing it with the text “(other than Term B-3 Loans and Term B-4 Loans)” and (ii) inserting the text “and, subject to clause (vi) of this Section 2.11(h), Term B-4 Loans” immediately after the text “Term B-3 Loans” in clause (z) of such Section.

(d) Section 2.11(h)(ii) of the Credit Agreement is hereby amended by inserting the text “and the Applicable Facility Percentage for the Term B-4 Loans of such First Lien Net Proceeds” immediately after the text “the Applicable Facility Percentage for the Term B-3 Loans of such First Lien Net Proceeds”.

(e) Section 2.11(h)(iii) of the Credit Agreement is hereby amended by inserting the text “and each Term B-4 Lender” immediately after the text “each Term B-3 Lender” and by inserting the text “and its Term B-4 Loans, as applicable” immediately after the text “its Term B-3 Loans” in such Section.

(f) Section 2.11(h)(iv) of the Credit Agreement is hereby amended by deleting the proviso in such Section and replacing it with the text “; provided that if the aggregate principal amount of the First Lien Net Proceeds Offered Term Loans of each Class exceeds the First Lien Net Proceeds Prepayment Offer Amount for such Class, the Borrower shall prepay First Lien Net Proceeds Offered Term Loans of each applicable Lender on a pro rata basis based on the respective amounts of such First Lien Net Proceeds Offered Term Loans of each Lender in such Class (subject to rounding requirements specified by the Administrative Agent).”

(g) Sections 2.11(h)(iv) and (v) are each hereby amended by inserting the text “and Term B-4 Loans” after each instance of the text “Term B-3 Loans” in such Sections.

(h) Section 2.11(h) of the Credit Agreement is hereby amended by inserting the following new clause as clause (vi) at the end of such Section:

“(vi) Notwithstanding the foregoing, upon the receipt of any First Lien Net Proceeds, the Borrower may elect in its sole discretion to decline to make a First Lien Net Proceeds Prepayment Offer for the Term B-4 Loans if the aggregate principal amount of Term B-1 Loans, Term B-2 Loans and Term B-3 Loans outstanding at such time is in excess of the amount of such First Lien Net Proceeds and such First Lien Notes Proceeds are actually applied to prepay Term B-1 Loans, Term B-2 Loans or Term B-3 Loans or to reduce Revolving Facility Commitments in accordance with this Section 2.11(h). If the Borrower makes such election with respect to any First Lien Net Proceeds, the calculation of the Applicable Facility Percentage for such First Lien Net Proceeds will exclude the Term B-4 Loans outstanding at such time.”

Section 3.5. Amendments to Section 2.13. Section 2.13(b) of the Credit Agreement is hereby amended by (i) inserting the text “(other than Term B-4 Loans)” immediately following the occurrence of the text “Loans” set forth therein and (ii) inserting the following sentence at the end of such Section:

“The Term B-4 Loans comprising each Eurocurrency Borrowing shall bear interest at (i) the greater of (x) the Eurocurrency Rate for the Interest Period in effect for such Borrowing and (y) 2.00% plus (ii) the Applicable Margin plus (in the case of a Eurocurrency Loan of any Lender which is lent from a lending office in the United Kingdom or a Participating Member State) the Mandatory Cost.”

Section 3.6. Amendments to Section 2.21.

(a) Section 2.21(a) of the Credit Agreement is hereby amended by (i) inserting the text “, Term B-4 Loan Commitments” immediately following the occurrence of the text “Term B-3 Loan Commitments” set forth therein, (ii) replacing the text “or” immediately preceding the occurrence of the text “Term B-3 Loans” with a comma, and (iii) inserting the text “or Term B-4 Loans” immediately following the occurrence of the text “Term B-3 Loans” set forth therein.

(b) Sections 2.21(b), (d) and (f) of the Credit Agreement are hereby amended by (i) replacing the text “or” immediately preceding each occurrence of the text “Term B-3 Loans” set forth therein with a comma, (ii) deleting the comma immediately following each occurrence of the text “Term B-3 Loans” set forth therein and (iii) inserting the text “or Term B-4 Loans” immediately following each occurrence of the text “Term B-3 Loans” set forth therein.

Section 3.7. Amendments to Section 3.12. Section 3.12 of the Credit Agreement is hereby amended by deleting the text “and” immediately preceding the occurrence of the text “(c)” set forth therein and replacing the period immediately following clause (c) in such Section with the following new clause:

“; and (d) the Borrower will use the proceeds of Term B-4 Loans made on the Incremental Effective Date to (i) refinance, repay and/or retire Retained Notes and/or (ii) for other general corporate purposes.”

Section 3.8. Amendments to Section 5.12. Section 5.12 of the Credit Agreement is hereby amended by deleting the text “and” immediately preceding the occurrence of the text “Term B-3 Loans” set forth therein and inserting the text “and Term B-4 Loans” immediately following the occurrence of the text “Term B-3 Loans” set forth therein.

ARTICLE IV

Conditions and Miscellaneous

Section 4.1. Conditions to Funding. The obligations of the Incremental Lenders to make the Term B-4 Loans hereunder are subject to the satisfaction of the following conditions precedent on or prior to November 13, 2009:

(a) The Administrative Agent shall have received (i) from the Borrower, at or prior to the time required by Section 2.03 of the Credit Agreement, a Borrowing Request with respect to the Borrowing of the Term B-4 Loans that complies with the requirements of Section 2.03 of the Credit Agreement and (ii) from Holdings, the Borrower and the Incremental Lenders party hereto, either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each L/C Issuer on the Incremental Effective Date, a written opinion of (i) O’Melveny & Myers LLP, counsel for the Loan Parties and (ii) each local counsel specified on Schedule 2 hereto, in each case (a) dated the Incremental Effective Date, (b) addressed to the Administrative Agent, the Collateral Agent, the Lenders and each L/C Issuer on the Incremental

Effective Date and (c) in form and substance reasonably satisfactory to the Administrative Agent. The Loan Parties hereby instruct such counsel to deliver such opinions.

(c) The Administrative Agent shall have received a certificate from the Chief Financial Officer of the Borrower confirming the solvency of the Borrower and its subsidiaries on a consolidated basis after giving effect to the Amendment Transactions in form substantially similar to that provided in connection with the closing of the original Credit Agreement but after giving effect to the borrowing of the Term B-4 Loans and the application of the proceeds therefrom rather than the “Transactions” (as defined in the Credit Agreement).

(d) On the Incremental Effective Date, the conditions set forth in paragraphs (b), (c) and (d) of Section 4.01 of the Credit Agreement shall be satisfied and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, dated as of the Incremental Effective Date, confirming compliance with such conditions.

(e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Incremental Effective Date pursuant to the Fee Letter for the benefit of the parties entitled thereto pursuant to the Fee Letter.

(f) A Reaffirmation Agreement substantially in the form of Exhibit A hereto, together with such changes as are necessary to reflect local law issues (the “Reaffirmation Agreement”) shall have been executed and delivered by each party thereto.

Section 4.2. Ticking Fee. Whether or not the Incremental Effective Date occurs, the Borrower agrees to pay to each Incremental Lender (other than any Defaulting Lender), through the Administrative Agent, within three Business Days after the earlier of (i) the Incremental Effective Date and (ii) the termination in full of the Term B-4 Loan Commitments, a ticking fee in Dollars (a “Ticking Fee”) on the daily unused amount of the Term B-4 Loan Commitment of such Lender during the period from and including October 15, 2009 (unless October 15, 2009 is the Incremental Effective Date) to but excluding the earlier of (x) the Incremental Effective Date and (y) the date on which the Term B-4 Loan Commitments are terminated in full at a rate per annum equal to the sum of (i) the greater of (x) the Eurocurrency Rate for an interest period of three months commencing on October 15, 2009 and (y) 2.00% plus (ii) the Applicable Margin for Term B-4 Loans minus (iii) 1.00%. All Ticking Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

Section 4.3. Termination of Commitments. The Borrower may at any time terminate in full the Term B-4 Loan Commitments. The Borrower shall notify the Administrative Agent of any election to terminate the Term B-4 Loan Commitments under this Section 4.3 at least three Business Days prior to the effective date of such termination, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Incremental Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable and any termination of the Term B-4 Loan Commitments shall be permanent.

Section 4.4. Representation and Warranties. Each of the Borrower and Holdings represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and as of the Amendment Effective Date:

(i) this Amendment has been duly authorized, executed and delivered by each of the Borrower and Holdings, constitutes the legal, valid and binding obligations of each of the Borrower and Holdings enforceable against each of them in accordance with its terms and the Credit Agreement;

(ii) the execution, delivery and performance by the Borrower and Holdings of this Amendment will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of the Borrower or any Loan Party, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which the Borrower or any such Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired the Borrower or any such Loan Party, other than the Liens created by the Loan Documents and Permitted Liens;

(iii) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); and

(iv) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

Section 4.5. Continuing Effect; No Other Amendments. This Amendment shall become effective upon the Administrative Agent receiving from Holdings, the Borrower and the Incremental Lenders party hereto, either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment; provided, the amendments to the Credit Agreement provided for in Article III herein shall become effective as of and subject to the occurrence of the Incremental Effective Date. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. After the Incremental Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute an “Incremental Assumption Agreement”, the Incremental Lenders shall constitute “Lenders”, this Amendment and the Reaffirmation Agreement shall constitute “Loan Documents”, the Term B-4 Loans shall constitute “Incremental Term Loans” and “Term Loans” and the Term B-4 Loan Commitments shall constitute “Incremental Term Loan Commitments”, in each case for all purposes of the Credit Agreement. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with their terms. The provisions of the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

Section 4.6. Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 4.7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

HARRAH’S OPERATING COMPANY, INC.

By:	/s/Authorized Signatory
Name Title:

HARRAH’S ENTERTAINMENT, INC.

By:	/s/Authorized Signatory
Name Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/Authorized Signatory
Name Title:

BANK OF AMERICA, N.A., as Incremental Lender

By:	/s/Authorized Signatory
Name Title:

SCHEDULE I

INCREMENTAL LENDERS AND COMMITMENTS

Lenders	Term B-4 Loan Commitments
Bank of America, N.A.	$1,000,000,000

SCHEDULE 2

LOCAL COUNSELS1

Florida

Illinois

Indiana

Iowa

Louisiana

Minnesota

Mississippi

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[1]	Form of opinion to be consistent with the opinions delivered in connection with the first lien bond offering that closed on September 11, 2009.

EXHIBIT A

REAFFIRMATION AGREEMENT

REAFFIRMATION AGREEMENT (this “Agreement”), dated as of [            ], 2009, among Harrah’s Entertainment, Inc., a Delaware corporation (“Holdings”), Harrah’s Operating Company, Inc., a Delaware corporation (the “Borrower”), each other subsidiary of the Borrower identified on the signature pages hereto (each, a “Subsidiary Party” and the Subsidiary Parties, Holdings and the Borrower, the “Reaffirming Parties”) and Bank of America, N.A., as administrative agent and collateral agent under the Amended Credit Agreement referred to below (in such capacity, the “Administrative Agent”).

WHEREAS, Holdings, the Borrower, the Incremental Lenders (as defined therein) party thereto, and the Administrative Agent have entered into the Incremental Facility Amendment dated as of September 26, 2009 (the “Amendment”), which amends the Credit Agreement dated as of January 28, 2008 and amended by that certain Amendment and Waiver dated as of June 3, 2009 (the “Existing Credit Agreement” and, as amended after giving effect to the Amendment, the “Amended Credit Agreement”), among Holdings, the Borrower, the lenders party thereto from time to time and the agents party thereto;

WHEREAS, each of the Reaffirming Parties is party to one or more of the Security Documents (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the Amended Credit Agreement);

WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Amendment becoming effective and the consummation of the transactions contemplated thereby; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

Reaffirmation/Amendment

Section 1.01. Reaffirmation. (a) Each of the Reaffirming Parties (i) hereby consents to the Amendment and the transactions contemplated thereby, (ii) hereby confirms its guarantees (in the case of Holdings) and its pledges, grants of security interests and other agreements (in the case of all Reaffirming Parties), as applicable, under each of the Security Documents to which it is party and (iii) agrees that notwithstanding the effectiveness of the Amendment and the consummation of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Amended Credit Agreement. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by Holdings and the

Borrower with Section 5.10 of the Amended Credit Agreement and hereby reaffirms its obligations under each similar provision of each Security Document to which it is party.

(b) Each of the Reaffirming Parties party to each of the Security Documents securing the Obligations of the Borrowers hereby confirms and agrees that the Term B-4 Loans constitute Loan Document Obligations (as defined in the Collateral Agreement).

Section 1.02. Confirmation. On and after the effectiveness of the Amendment, the parties confirm and acknowledge that (i) each reference in each Security Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall be a reference to the Amended Credit Agreement, as such agreement may be amended, modified or supplemented and in effect from time to time and (ii) the definition of any term defined in any Security Document by reference to the terms defined in the “Credit Agreement” shall reference the defined terms in the Amended Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time.

ARTICLE II.

Representations and Warranties

Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

Section 2.01. Organization. Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.

Section 2.02. Authority; Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

Section 2.03. Security Documents. The representations and warranties of such Reaffirming Party contained in each Security Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct as of such earlier date).

ARTICLE III.

Miscellaneous

Section 3.01. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 9.01 of the Amended Credit Agreement, provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Borrower under the Amended Credit Agreement.

Section 3.02. Security Document. This Agreement is a Security Document executed pursuant to the Amended Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

Section 3.03. Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

Section 3.04. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Section 3.05. Amendment. This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.

Section 3.06. Counterparts. This Agreement may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 3.07. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.11 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

Section 3.08. Gaming Laws. Each party hereto agrees as set forth in Sections 7.19, 7.20, 7.21 and 7.24 of the Collateral Agreement as if such sections were set forth in full herein.

Section 3.09. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Amendment shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or any Security Documents or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, the Security Documents or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the

Amendment or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of Holdings, the Borrower or any Subsidiary Party under any Security Document from any of its obligations and liabilities as “Holdings”, the “Borrower”, a “Subsidiary Loan Party”, a “Pledgor” or a “Guarantor” under the Existing Credit Agreement or the Security Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

HARRAH’S OPERATING COMPANY, INC.

By:
Name Title:

HARRAH’S ENTERTAINMENT, INC.

By:
Name Title:

[SUBSIDIARY PARTIES SIGNATURE PAGES SEPARATELY PROVIDED]

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:
Name Title:

By:
Name Title: